COLUMBIA FUNDS SERIES TRUST I

Columbia Asset Allocation Fund

Columbia Liberty Fund

(each a “Fund”, together the “Funds”)

Supplement dated April 18, 2011 to the Funds’ prospectuses

dated February 1, 2011, as supplemented

1.	Principal Risks. Due to certain additional Columbia Funds being added as Underlying Funds, as described in item #2 below, effective April 18, 2011, the risks disclosed below are added, to each Fund’s “Principal Risks” section of its prospectuses:

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Commodity-Related Investment Risk - The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Subsidiaries making commodity-related investments will not be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

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Derivatives Risk—Forward Foreign Currency Contracts - Certain Underlying Funds may enter into forward foreign currency contracts, which are types of derivative contracts, to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. Currency contracts may fall in value due to foreign currency value fluctuations. The Underlying Fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. The Underlying Fund’s investment or hedging strategies may be unable to achieve their objectives.

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Derivatives Risk—Futures Contracts - Certain Underlying Funds may enter into futures contracts, including currency, bond, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

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Derivatives Risk—Forward Rate Agreements - Certain Underlying Funds may enter into forward rate agreements for investment purposes, for risk management (hedging) purposes, and to increase flexibility. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

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Derivatives Risk—Interest Rate Swaps - Certain Underlying Funds may enter into interest rate swap agreements to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Underlying Fund’s investments and its net asset value. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty credit risk, pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible for the Underlying Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses).

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Exchange-Traded Fund (ETF) Risk - ETFs are subject to, among other risks, tracking risks and passive investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

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Greater China Regional Risk - The Greater China region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and a Underlying Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on the Underlying Fund than if the Underlying Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the Greater China region can experience significant volatility due to social, regulatory and political uncertainties.

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Highly Leveraged Transactions Risk - Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. In such highly leveraged transactions (e.g. bank loans), the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

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Sovereign Debt Risk - A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

2.	Underlying Funds. Effective April 18, 2011, the Underlying Funds listed below are added to the table in the section of each of the Fund’s prospectuses entitled “Underlying Funds Summary”:

The Underlying Funds

	Investment Objectives	Principal Investment Strategies
International/Global Equity
Columbia Greater China Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose principal activities are located in the Greater China region. The Greater China region includes Hong Kong, The People’s Republic of China, Taiwan and certain other countries. The Adviser will determine if a company’s principal activities are located in the Greater China region by considering the company’s country of organization, its primary stock exchange listing, the source of its revenues, the location of its assets and other factors.

Specialty Securities
Columbia Absolute Return Enhanced Multi-Strategy Fund	The Fund seeks to provide shareholders with positive (absolute) returns.	The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, swaps, fixed-income securities (including sovereign and quasi-sovereign debt obligations and fixed income futures), currency forwards and futures and other commodity-related investments, and ETFs. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions by the Adviser.

Columbia Absolute Return Multi-Strategy Fund	The Fund seeks to provide shareholders with positive (absolute) returns.	The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit fixed income market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic fixed income securities (including sovereign and quasi- sovereign debt obligations), swaps, fixed income futures, equity futures, index futures, currency forwards and futures, other commodity-related investments, equities (including common stock, preferred stock and convertible securities) and ETFs. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions by the Adviser.

Shareholders should retain this Supplement for future reference.

C-1396-3 A (4/11)